SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 8, 2008

World Series of Golf, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-140685	87-0719383
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5340 S. Procyon St., Las Vegas, NV		89118
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (702) 740-1740

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 5.03                      Amendments to Articles of Incorporation or Bylaws

On February 1, 2008, the Company filed a Certificate of Merger with the Nevada Secretary of State to effectuate a merger whereby the Company (as Innovative Consumer Products, Inc.)  merged with its wholly-owned subsidiary, WSG Acquisition, Inc., with the Company as the surviving corporation. This merger, which became effective as of February 1, 2008, was completed pursuant to NRS 92A.180.  Upon completion of this merger, the Company's name has been changed to "World Series of Golf, Inc." and the Company's Articles of Incorporation have been amended to reflect this name change.

In connection with its name change to World Series of Golf, Inc., the Company has the following new CUSIP number and new trading symbol as of the open of business on February 8, 2008:

New CUSIP Number: 98154X 105
Trading Synbol: WSGF

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Series of Golf, Inc.

/s/ John Slitz
John Slitz
Chairman of the Board, Director
Date: February 8, 2008